Joint Filer Information

Title of Security:	Common Stock
Issuer & Ticker Symbol:	DELPHI AUTOMOTIVE PLC (DLPH)
Designated Filer:	Paulson & Co. Inc.
Other Joint Filers:
Paulson Advantage Master Ltd. (“Advantage Master”);
Paulson Advantage Plus Master Ltd. (“Advantage Plus Master”);
Paulson Credit Opportunities Master Ltd. (“Credit Master”);
Paulson Partners Enhanced, L.P. (“Enhanced LP”);
Paulson Enhanced Ltd. (“Enhanced Ltd.”);
Paulson International Ltd. (“International”);
Paulson Partners L.P. (“Paulson Partners”);
Paulson Recovery Master Fund Ltd. (“Recovery Master”); and
John Paulson

Addresses:
The address of each of Paulson Partners, Enhanced LP and John Paulson is 1251 Avenue of the Americas, 50th Floor, New York, New York 10020.

The address of each of Advantage Master, Advantage Plus Master, Credit Master, Enhanced Ltd., International and Recovery Master is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street, Grand Cayman, KY1-1104, Cayman Islands.

Signatures:

Dated:  March 7, 2012

PAULSON ADVANTAGE MASTER LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
Name:  Stuart L. Merzer
Title:    General Counsel &
       Chief Compliance Officer

PAULSON ADVANTAGE PLUS MASTER LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
Name:  Stuart L. Merzer
Title:    General Counsel &
       Chief Compliance Officer

PAULSON CREDIT OPPORTUNITIES MASTER LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
Name:  Stuart L. Merzer
Title:    General Counsel &
       Chief Compliance Officer

PAULSON INTERNATIONAL LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
Name:  Stuart L. Merzer
Title:    General Counsel &
       Chief Compliance Officer

PAULSON ENHANCED LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
Name:  Stuart L. Merzer
Title:    General Counsel &
       Chief Compliance Officer

PAULSON RECOVERY MASTER FUND LTD.
By: Paulson & Co. Inc., as Investment Manager

By:  /s/ Stuart L. Merzer
Name:  Stuart L. Merzer
Title:    General Counsel &
       Chief Compliance Officer

PAULSON PARTNERS L.P.
By: Paulson Advisers LLC, general partner
By: Paulson & Co. Inc., managing member

By:  /s/ Stuart L. Merzer
Name:  Stuart L. Merzer
Title:    General Counsel &
       Chief Compliance Officer

PAULSON PARTNERS ENHANCED L.P.
By: Paulson Advisers LLC, general partner
By: Paulson & Co. Inc., managing member

By:  /s/ Stuart L. Merzer
Name:  Stuart L. Merzer
Title:    General Counsel &
       Chief Compliance Officer

/s/ Stuart L. Merzer
      Stuart L. Merzer, as Attorney-in-Fact
                     For John Paulson